IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY
SUPPLEMENT DATED DECEMBER 1, 2010
TO THE BB&T FUNDS CLASS A, CLASS B AND CLASS C SHARES
PROSPECTUS AND BB&T FUNDS INSTITUTIONAL AND CLASS R SHARES PROSPECTUS,
EACH DATED FEBRUARY 1, 2010, AS AMENDED
BB&T Short U.S. Government Fund
Effective February 1, 2011, BB&T Short U.S. Government Fund will be renamed the “Sterling Capital Short-Term Bond Fund” (the “Fund”) and the Fund will adopt the following non-fundamental investment policy, which will not be changed without 60 days advance notice to shareholders:
The Fund will invest, under normal circumstances, at least 80% of its net assets plus borrowings for investment purposes in investment grade fixed income securities (bonds).
In connection with these changes, it is expected that the Fund’s principal investment strategies, principal risks, and portfolio management team will be modified effective February 1, 2011. Details regarding these changes will be included in the Fund’s February 1, 2011 prospectuses.
Please contact your financial advisor or BB&T Funds at 1-800-228-1872 if you have any questions.
SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH
THE PROSPECTUS FOR FUTURE REFERENCE.
SUSG-SUP-1210